NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

To the Shareholders of VOIP Telecom, Inc.:

     Notice is hereby given that an Annual Meeting of the Shareholders of VOIP Telecom, Inc., a Nevada corporation, (the Company) March 28, 2002 at 10:00 a.m. for the following purposes:


I. To elect directors for the coming year or until their successors are duly are duly qualified. Management has recommended the following persons:
                           B. Grant Hunter
                           Jerry Hunter
                           Ed H. Gatlin
                           W. Burley Shedd
                           Mary Eubanks

II. To confirm the appointment of Independent Auditor for the Company for the year 2002.

                           Armando C. Ibarra
                           350 E. Street
                           Chula Vista, CA 91910

III. To confirm the appointment of the Independent Stock Registrar and Transfer Agent for the year 2002.

                           Signature Stock Transfer
                           14675 Midway Rd, Suite 221
                           Addison, TX 75001

IV. To Ratify a plan to see the Access Communications Ltd., subsidiary and certain assets subject to the liabilities of VOIP Telecom, Inc., the parent company.

V. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business February 25, 20021 as the record date of determination of shareholders entitled to notice of and to vote at the Annual Meeting. A list of such shareholders shall be open to the examination of any shareholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of VOIP telecom, Inc.

     Accompanying this is a Proxy. Whether or not you expect to be at the Annual Meeting, please sign and date the enclosed Proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

     A copy of the Companys Form 10KSB for the year ended December 31, 2002 and the Companys 10-QSB as of March 31, 2001, June 30, 2001 and September 30, 2001 are filed with the Securities and Exchange Commission, are available to shareholders upon request.

         All shareholders are cordially invited to attend the meeting.

By Order of the Board of Directors


Grant Hunter
CEO

February 25, 2002
Memphis, TN

Enc: Proxy Information Statement
        Proxy



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              INFORMATION STATEMENT

Memphis, TN
February 22, 2002

     The Board of Directors VOIP Telecom, Inc., a Nevada corporation (the Company or VOTM) is soliciting the enclosed Proxy for use at the Annual Meeting of Shareholders of the Company to be held on March 28, 2002 (the Annual Meeting), and any adjournments thereof. The Company intends to mail this Proxy Statement and accompanying proxy card on or about February 28, 2002 to all the shareholders entitled to vote at the Annual Meeting.

     Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the four nominees for directors named heretofor in said notice, FOR the appointment of Armando C. Ibarra as Independent Auditor, FOR the appointment of Signature Stock Transfer as Independent Stock Registrar and Transfer Agent and attend to any other business which maybe properly come before the Annual Meeting and be submitted to a vote of the shareholders.

     A Proxy many be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting, by executing a later Proxy or by attending the Annul Meeting and voting in person.

     The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone, or telegraph, by officers, directors, and other employees of the Company.

     The Companys mailing address is 4126 Delp Street, Memphis, TN 83118, which is the address of the Companys offices.

                                     VOTING

     Shareholders  at the close of  business  on  February  25, 2002 (the Record
Date) will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     As of February 25, 2002 4,336,590 shares of common stock, par value $.001, of the Company (Common Stock) were outstanding, representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote.

     Votes cast by Proxy or in person at the Annual meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include broker non-votes do not constitute a vote FOR or AGAINST any matter and thus will be disregarded in the calculation of votes cast. Any unmarked Proxies, including those submitted by brokers or nominees will be voted FOR the nominees of the Board of Directors.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Companys Common Stock as of February 25, 2002, by (I) each of the Companys named executive officers and directors, (II) the Companys named executive officers and directors as a group.

     The business address is the same as that of the Company unless otherwise indicated.

     For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission with respect to securities, regardless of any economic interests therein. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Unless otherwise indicated, the business address for each of the individuals listed below.



Officers and Directors                   Number of Shares        Percent (1)
                                        Beneficially Owned   Beneficially Owned


B. Grant Hunter                                    1,655,284                 38%
CEO and Director

Ed H. Gatlin                                          25,000                  1%
Director

John F. Curry                                        191,086                4.5%
President

W. Burley Shedd                                          650                  1%
Director

Michael Tan                                                -                  -
Director

Stephen Tan                                                -                  -
Director

Ronald Low                                                 -                  -
Director
-------------------------------------------------------------------------------

Management as a Group                              1,872,020                 43%
Based on 4,336,590 as of February 25, 2002

                                   PROPOSAL I
                              ELECTION OF OFFICERS

     The Board of Directors of the Company has nominated and recommends FOR election as directors four persons names below, three of which are currently serving as directors of the Company. The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated. If any of the nominees should be unable to server and should decline to so do, the discretionary authority provided in the Proxy will be exercised by the present Board of Directors to vote for a substitute to substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

     Each shareholder may cast one vote for each share held by him multiplied by the number of directors to be elected, but may not cast more votes than the number of shares owned for any candidate and therefore a simple majority of the shares represented and voting will elect all of the directors. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

     The Proxy may not be voted for more than five persons.

                         INFORMATION REGARDING NOMINEES

     The information set forth below as to each nominee for Director has been furnished to the Company by the respective nominees.

B. Grant Hunter. Mr. Hunter is an entrepreneur who has spent his entire career building a large, family owned, privately held company, Lynn Whitsett Corporation specializing in the high temperature process vessels. Under Mr. Hunters guidance, the company operates in an international scale. Mr. Hunter is a substantial shareholder in VOIP.

Jerry W. Hunter. Mr. Hunter is the President and sole stockholder of Lynn Whitsett Corp., a construction company specializing in refractory installation. Mr. Hunter received his degree in Mechanical Engineering from Mississippi State University in 1959. Upon graduation, he was employed by Delta Refining Co., in a Memphis, Tennessee (now Williams Refinery) an oil refinery company. He was with this company for 13 years, and at the time of his departure he was Chief Engineer over engineering and maintenance. He joined Lynn Whitsett Corp., in 1972 as Vice President and part owner. He became President and the sole stockholder in 1988. His vast expertise and experience in the refractory business has made Lynn Whitsett Corp., a well know and highly respected company for its quality of workmanship. Mr. Hunter has taken Lynn Whitsett Corp., from a $2,000,000.00 company to a $12,000,000.00 company with 3 branches. In 1966 Mr.
Hunter bought D.A. Collins and in 1999 bought Industry Services ultimately merged the two making a non-union division with sakes of $10,000,000.00 and 3 offices.

Ed H. Gatlin. Mr. Gatlin was the founder and CEO of Ig-Lo Products Corp., from 1963 to 1985 when the firm was sold to the Valvoline division of Ashland Oil Company. In 1985, he became the president and CEO of Memphis International Motorsports Park and became part owner before selling that business to Long Beach Grand Prix in 1995. He is currently a partner and Chairman of Empire Express, Inc. Mr. Gatlin also serves on various boards in the Memphis community. He is a 1962 graduate of the University of Mississippi and possesses a BBA degree. He is a substantial shareholder of VOIP.

W. Burley Shedd. Mr. Shedd is general manager of Mobile, Alabama division of Lynn Whitsett, a refractory construction firm. Mr. Shedd graduated from Clemson University in 1978 with a BS degree in Ceramic Engineering. He is also the owner of several investment companies. He is a substantial shareholder in VOIP.

Mary A. Eubanks. Ms. Eubanks graduated from Christian Brothers College in 1981. Her degree is in public accounting. She has been a Tennessee Licensed CPA since 1983. After the CPA practice was sold, she became employed by Lynn Whitsett Corp., in December of 1999 as the controller.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

                                   PROPOSAL II
                              INDEPENDENT AUDITORS

     Armando C. Ibarra has been the Independent Auditor of VOIP Telecom, Inc., since 2001.

                                  PROPOSAL III
                          REGISTRAR AND TRANSFER AGENT

     Signature Stock Transfer Agent has been the registrar and transfer agent since 2000.

                                   PROPOSAL IV
                         RATIFICATION OF SALE OF ASSETS

     Ratification of a plan to sell the Access Communications Ltd., subsidiary and certain assets subject to certain liabilities of VOIP Telecom, the parent company. The Company has entered into a letter of intent to sell the Access Communications subsidiary, accounts receivable of $1,122,117 and notes/accounts payable totaling $787,169 total consideration will be a note payable of $440,000 -/+ 10%.

                                   PROPOSAL V
                                  OTHER MATTERS

     The Board of Directors does not know of any other matter to be presented at the Annual Meeting, which is not listed on the Notice of the Annual Meeting and discussed above. If other matters should properly come before the meeting; however, the persons names in the accompanying Proxy will vote Proxies in accordance with their best judgement.

     The Companys Form 10KSB as of 12/31/00 was filed with the Securities and Exchange Commission in April 18, 2000.

     A copy of the Companys Form 10KSB as of December 31, 2000 and the September 30, 2001 10Q will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of the Company at such date. Requests should be directed to the Director of Shareholder relations.

           ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE
                   ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE

BY ORDER OF THE BOARD OF DIRECTORS

John Curry
President



                                      PROXY

     The undersigned hereby appoints John Curry, Corporate President or failing him Grant Hunter, CEO as attorney-in-fact to vote my (our) proxy at the Special Meeting of Shareholders of VOIP Telecom, Inc., to be held March 28, 2002 at the hour of 10:00 AM PST at the Memphis Racquet Club located at 511 Sanderlin Ave, Dunavant Room, Memphis TN 38117, for the following proposals:

     I. Election of directors for the coming year 2002. Management has nominated the following persons.

                         For                Against               Abstain

B. Grant Hunter

Jerry Hunter

Ed H. Gatlin

W. Burley Shedd

Mary A. Eubanks

         Vote for each nominee.

     II. Appointment of the Independent Auditor for the company for the year 2002. Management has recommended a vote FOR:

         Armando C. Ibarra, CPA
         350 E. Street
         Chula Vista, CA 91910

                                For              Against               Abstain



     III. Appointment of the Independent Registrar and Transfer Agent for the year 2002. Management recommends a vote FOR:

         Signature Stock Transfer
         14675 Midway Rd, Ste 221
         Addison, TX 75001

                                For              Against               Abstain



     IV. Ratification of a plan to sell the Access Communications Ltd., subsidiary and certain assets subject to certain liabilities of VOIP Telecom, the parent company. The Company has entered into a letter of intent to sell the Access Communications subsidiary, accounts receivable of $1,122,117 and notes/accounts payable totaling $787,169 total consideration will be a note payable of 440,000 -/+ 10%.
                           For                   Against               Abstain





     Please indicate your vote by firmly placing an X in the appropriate numbered box above with blue or black ink only.

     Please X here if you plan to attend and vote your shares at the meeting.



 Signature(s)                                    Date


 Number of Shares